© 2026 FuelCell Energy 1 Third Quarter 2026 Financial Results & Business Update September 2, 2026 A rendering of a FuelCell Energy data center installation © 2026 FuelCell Energy Exhibit 99.2

© 2026 FuelCell Energy This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future financial performance that involve certain contingencies and uncertainties. The forward-looking statements include, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its current and future fuel cell technologies, the expected timing of completion of the Company’s ongoing projects, the expected timing of module replacements, the Company’s business plans and strategies, the Company’s plan to reduce operating costs, the Company’s plans and ability to achieve positive Adjusted EBITDA, the capabilities of the Company’s products, the Company's potential sales pipeline, opportunities, and partners, and the markets in which the Company expects to operate. Projected and estimated numbers contained herein are not forecasts and may not reflect actual results. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties, known and unknown, that could cause actual results and future events to differ materially from those projected. Factors that could cause such a difference include, without limitation: general risks associated with product development and manufacturing; general economic conditions; changes in interest rates, which may impact project financing; supply chain disruptions; changes in the utility regulatory environment; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation; potential volatility of commodity prices that may adversely affect our projects; availability of government subsidies and economic incentives for alternative energy technologies; our ability to remain in compliance with U.S. federal and state and foreign government laws and regulations; our ability to maintain compliance with the listing rules of The Nasdaq Stock Market; rapid technological change; competition; the risk that our bid awards (or other non-binding commitments) will not convert to contracts or that our contracts will not convert to revenue; market acceptance of our products; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States; factors affecting our liquidity position and financial condition; government appropriations; the ability of the government and third parties to terminate their development contracts at any time; the ability of the government to exercise “march -in” rights with respect to certain of our patents; our ability to successfully market and sell our products internationally; delays in our timeline for bringing commercially viable products to market; our ability to develop additional commercially viable products in the future; our ability to implement our strategy; our ability to reduce our levelized cost of energy and deliver on our cost reduction strategy generally; our ability to protect our intellectual property; litigation and other proceedings; the risk that commercialization of our new products will not occur when anticipated or, if it does, that we will not have adequate capacity to satisfy demand; our need for and the availability of additional financing; our ability to generate positive cash flow from operations; our ability to service our long-term debt; our ability to increase the output and longevity of our platforms and to meet the performance requirements of our contracts; our ability to expand our customer base and maintain relationships with our largest customers and strategic business allies; our ability to reduce operating costs; and our ability to achieve positive Adjusted EBITDA, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025. The forward-looking statements contained herein speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. The Company refers to non-GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to Company’s earnings release and the appendix to this presentation for further disclosure and reconciliation of non-GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the fiscal year ended October 31, 2025, filed with the SEC on December 18, 2025, our Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026, filed with the SEC on September 2, 2026, and our earnings release for the third quarter ended July 31, 2026, filed as an exhibit to our Current Report on Form 8-K filed with the SEC on September 2, 2026. Safe Harbor Statement 2

About FuelCell Energy

FuelCell Energy is an American clean energy company delivering continuous, quick-to-deploy, scalable power to support mission-critical applications and grid resilience[1]

Approaching

1 GW

of deployed FuelCell Energy Blocks.[2]



The leading U.S. fuel cell manufacturer with demonstrated utility-scale platforms at

10 MW, 20 MW and 58.8 MW

in operation for an average of **10 years**.



707

FuelCell Energy Blocks deployed[2]

553

Global patents covering our fuel cell technology[3]

90% U.S.-based suppliers

Reliable and scalable supply chain[4]

23

Years of proven baseload power generation

$3.6B

Committed and Awarded Capacity Backlog[5]

[1] The metrics provided are as of July 31, 2026, unless otherwise provided.
[2] Represents cumulative FCE Block deployments, including replacement modules, since 2003.
[3] Patents held by FuelCell Energy, Inc. and FuelCell Energy's subsidiary Versa Power Systems, Inc. as of October 31, 2025.
[4] Based on FY2025 cost data for the 2.5 MW Fuel Cell Energy Block System.
[5] Committed Backlog represents definitive, non-cancelable agreements executed by the Company and its customers. Awarded Capacity Backlog represents commercial awards, capacity reservations, or similar customer commitments where the Company has been selected as the supplier and the parties are advancing toward execution of definitive agreements. Awarded Capacity Backlog is not included in Committed Backlog until definitive, non-cancelable agreements have been executed by both parties.
Note: The rendering on this page is of a 50 MW FuelCell Energy data center installation.

FuelCell Energy
© 2026 FuelCell Energy
3

© 2026 FuelCell Energy 4 Third Quarter 2026 Highlights Commercial Operations Financial ▪ Strong Liquidity: FuelCell Energy had ~ $737 million in total cash (including restricted cash and equivalents) as of July 31, 2026, supporting ongoing operations and AI-focused growth strategy. ▪ Fully-Funded Expansion: 500 MW Torrington capacity expansion fully funded (total expected cost of $200–$275M). ▪ Path to Profitability: Targeting positive Adjusted EBITDA in Q4 FY2027 subject to conversion of Awarded Capacity Backlog into Committed Backlog, customer delivery schedules and continued execution of cost reduction initiatives. ▪ Production Rate Increase: Increasing annualized production rate toward 100 MW; expected achievement in October 2026. ▪ Expansion Progress: 500 MW Torrington capacity expansion advancing — tape caster installation, factory design engineering, and equipment purchase commitments; completion anticipated by June 2028. ▪ Korean Fuel Cell Deliveries: Delivered $18 million in fuel cell products in Q3, in-line with previous targets. ▪ Carbon Capture Milestone: First two carbon capture modules delivered and installed at ExxonMobil's Rotterdam complex — the first industrial-scale demonstration of FuelCell Energy and ExxonMobil's jointly developed technology. ▪ 75 MW Capacity Reservation: Secured the Company’s first capacity reservation agreement with a major data center operator for a planned 75 MW project in Texas, subsequent to the end of Q3. ▪ First Data Center Order: Up to 380 MW under the Fit Energy agreement; deposit received for 30 MW initial order. ▪ Pipeline Strength: Growth to ~10 GW of total FY2026 proposals across data centers, digital infrastructure, and utilities. ▪ MOU with Siemens to support faster, lower-cost deployment of 100 MW+ commercial projects. ▪ Backlog: Increased to $1.3B of Committed Backlog and $2.4B of Awarded Capacity Backlog resulting in $3.6B of total Committed and Awarded Capacity Backlog as of July 31, 2026. 1 1 Committed Backlog represents definitive, non-cancelable agreements executed by the Company and its customers. Awarded Capacity Backlog represents commercial awards, capacity reservations, or similar customer commitments where the Company has been selected as the supplier and the parties are advancing toward execution of definitive agreements. Awarded Capacity Backlog is not included in Committed Backlog until definitive, non-cancelable agreements have been executed by both parties.

© 2026 FuelCell Energy Technology and AI/Data Center Strategy 5

Power Built for AI and Mission-Critical Loads

Carbonate fuel cells: clean, continuous, combustion-free power

How it works

Carbonate fuel cells convert diverse fuels into electricity and heat through a chemical process that involves no combustion



Natural gas, biogas, or H_2 blends
+
Ambient air
1.25 MW FuelCell Energy Block
Reliable, continuous DC power converted to AC
Exhaust heat for absorption chilling
Water recapture
Carbon capture ready

1.25 MW building blocks

Repeatable and scalable product



Cell package
Cell stack
400 cell packages
1.25 MW FCE Block
4 x cell stacks
2.5 MW FCE Block System
2 x 1.25 MW FCE Blocks
12.5 MW FCE Block System
5 x 2.5 MW FCE Block Systems
100 MW System
8 x 12.5 MW FCE Block Systems
Operational efficiencies enabled by shared balance of plant

FuelCell Energy

© 2026 FuelCell Energy

6

FuelCell Energy's Unique Value Proposition for AI Data Centers

Designed to support a scalable DC-native power backbone for AI data centers — with potential capital-efficiency from day one

Accelerated Time to Power

- Deployable today
- No Title V permitting trigger
- Avoid grid delays

Reliability at Utility Scale

- Continuous 24/7 baseload power
- Redundancy= maintenance without downtime
- Proven at multiple 10 MW+ sites for > 10 years
- 90% U.S.-based supplier network
- No reliance on rare earth elements

Community Friendly

- Negligible criteria air pollutants
- Quiet, near-silent operations
- Land-efficient (up to 33 MW/ acre)
- Water neutral capable
- Carbon capture ready

Infrastructure Grade Scalability

- Behind-the-meter, grid parallel, or microgrid
- Modular 1.25 MW building blocks scalable to GWs
- Thermal exhaust powers cooling for more IT load
- Layered architecture manages AI workload swings

AI-Native Architecture

- DC-native power backbone
- Designed for high density compute
- Compatible with rack-level architecture
- Next-gen data center design-ready

Attractive Cost of Energy

- ~$0.09/kWh estimated cost[1]
- 30% Fuel Cell Investment Tax Credit
- Lower fuel cost through[2]:
  - 50% electrical efficiency
  - up to 85% overall efficiency
- Absorption chilling: up to 10% cost savings

FuelCell Energy

[1] Company estimate based on standard configuration and LCOE basis (Project term 20 years, WACC 8.0%, ITC 30%; Excludes utility interconnect, permitting, and taxes; included cost of fuel at $4.50/MMBtu). Source: Scaling Data Center Power With Carbonate Fuel Cells (On-Demand Webinar)

[2] Up to 85% overall efficiency with CHP. Availability and efficiency metrics are based on FuelCell Energy operating experience and design targets under specified conditions. Actual performance may vary by system configuration, fuel, load profile, ambient conditions, maintenance, and Combined Heat and Power (CHP) utilization.

© 2026 FuelCell Energy

7

Bypassing Grid Bottlenecks: Time-to-Power in Few Months

FuelCell Energy Blocks can start shipping within 90 days following order

Solves "bring your own generation" requirement

pjm

"During capacity shortages, new Large Loads that do not bring their own generation by June 1, 2027, and have not otherwise secured supply, **will be subject to curtailment prior to deployment** of Pre-Emergency Load Management.[1]"

FuelCell Energy can provide direct behind-the-meter power to data centers



Delivers faster than the alternatives

Delivery:

- First FuelCell Energy Block can ship 90 days after signing, enabling full on-site power commissioning in under 1 year
- Rollout phased to customer needs

Production capacity growth:

- 500 MW/year by June 2028, expansion in progress
- A 1 GW+ plant is in the planning stage

Typical Time to Available Power:


Grid Interconnection[2]
~5 years
median queue
Gas Turbines[3]
3-5 years
equipment lead
Reciprocating Engines[4]
1-2 years
equipment lead
FuelCell Energy Blocks
<1 year
equipment lead
0
1
2
3
4
5
Years to Available Power

FuelCell Energy

[1] https://insidelines.pjm.com/pjm-board-directs-action-on-resource-adequacy-affordability-and-large-loads/
[2] https://emp.lbl.gov/queues
[3] https://www.spglobal.com/energy/en/news-research/latest-news/electric-power/052025-us-gas-fired-turbine-wait-times-as-much-as-seven-years-costs-up-sharply
[4] Project dependent

© 2026 FuelCell Energy
8

Supply Chain Resilience

Designed around globally abundant industrial materials with diversified sourcing across multiple regions

Engineered for Scale with >90% U.S.-Based Supply Chain

What we DON'T depend on

No reliance on rare earth elements

No Scandium, Lanthanum, Yttrium, Cerium, Ytterbium, Samarium, Gadolinium — common in competing fuel cells

No high-risk critical minerals; only minimal lithium in electrolyte (<0.1% of weight)

What we build from

Abundant commodity materials

Core electrochemical materials supported by abundant global supply:

Nickel | Steel | Aluminum | Ceramics

Where it comes from

Secure U.S. & allied sourcing

Diversified across U.S. and allied nations

Low geopolitical supply-chain risk

93% of the FuelCell Energy Block by weight is recyclable or reusable

Designed for easy recycling and reuse

Cradle-to-cradle take-back program maintains chain of custody across the FCE Block life cycle — components refurbished, reused or recycled at end of life.

FuelCell Energy
© 2026 FuelCell Energy
9

Layered Architecture for AI Workloads

Capable of managing the full spectrum of AI power variability — token generation minutes to microseconds

The Challenge

AI loads swing across every timescale at once. No single device absorbs it all — forcing one point to do everything oversizes the system and cuts reliability.

Our Solution

Four layers — each turned to a load timescale and placed where it works best.

Built with Partners

To be engineered with blue-chip leaders like Siemens.

SIEMENS

Developing end-to-end integrated data center solutions with Siemens.

1 Carbonate Fuel Cell Block

Minutes & beyond

Continuous, dispatchable on-site power

- Bulk MW for the campus
- 50% electrical efficiency
- Up to 99.9% plant availability
- Combustion-free negligible NOx

2 Battery Energy Storage System

Seconds-minutes

Absorbs step loads, stabilizes the microgrid

- Grid-forming inverter
- EMS-managed state of charge
- Supports step loads

3 UPS & Supercaps

Milliseconds-seconds

Smooths sub-second transients at the rack

- Close-couples to IT racks
- AI-dynamic-load ready

GPU/IT Racks (The AI Factory)

Milliseconds

The dynamic workload driving the design

- 50% swings in <100 ms
- Rapid load changes in large MW blocks

Power flow →

FuelCell Energy

Note: Availability metrics are based on FuelCell Energy operating experience and design targets under specified conditions. Actual performance may vary by system configuration, fuel, load profile, ambient conditions, maintenance, and CHP utilization.
Illustrative architecture. FuelCell Energy participates in the flexible baseload layer by providing continuous on-site primary power; the other layers may be supported by third-party or customer-selected solutions.

© 2026 FuelCell Energy

10

© 2026 FuelCell Energy Commercial & Operations Update 11

© 2026 FuelCell Energy High-density data center proposals make up 97% of our pipeline AI & Data Center Momentum Is Driving Pipeline Growth Demand growth: pipeline1 by type 97% 2% 1% Data centers Utilities Commercial & Industrial Other 1.5 GW 4.4 GW ▪ Hyperscalers ▪ Data Center Developers ▪ Colocation Providers ▪ Neocloud Providers Sales pipeline highlights ▪ 4.4 GW of proposals delivered in Q3 2026, bringing YTD total to ~10 GW (FY2026) ▪ >6x increase in total pipeline from Q1 2026 to Q3 2026 ▪ Data center pipeline grew significantly quarter over quarter accounting for ~ 97% of Q3 pipeline ▪ 3x increase in average proposal size from Q1 2026 to Q3 2026 1 Pipeline consists of ongoing commercial discussions that range from solutions discussion through contract negotiation and does not represent signed agreements. There can be no assurance that these discussions will result in executed contracts or actual sales. Feb 1, 2026 August 1, 2026 12 81% 8% 6% 6% Data Center Pipeline Mix: 65 130 204 1-Feb 1-May 1-Aug Average Proposal Size, MW (FY2026)

Up to 380 MW Order: Clean Power for Data Centers

30 MW initial order underway + additional phases with milestones tied to strategic warrants

Strategic Agreement: Fit Energy + FuelCell Energy

Up to 380 MW[1] across four phases:

- 30 MW initial phase of product + service (deposit received)
- Three further phases of 100, 125 and 125 MW, at Fit Energy's election
- Warrants for up to 12 million shares at $26.44 per share
  - Vesting in three separate phases tied to deposits and deployment milestones
  - None currently vested or exercisable
  - Structure aligns value creation with project execution

fit ventures — Fit Ventures' portfolio companies operate across FuelCell Energy's value chain

FuelCell Energy — Clean Power
- Distributed utility-grade fuel cell platform — no combustion, low water use, quiet & compact
- Long-term operations and service provider

Proven utility-grade fuel cell platform

+

FIT ENERGY — Energy Infrastructure
Long-term ownership of generation assets for the digital economy

×

Hypertec — Compute Power
HPC & AI infrastructure and high-performance hardware. NVIDIA Canadian Partner of the Year[2]

×

5C Data Centers — Data Center Capacity
Hosts HPC, AI & cloud workloads at scale

Delivering end-to-end high-performance infrastructure across HPC, AI & Cloud

[1] Includes Edge and Cloud/Large Learning data centers.
[2] For 2025.

FuelCell Energy
© 2026 FuelCell Energy
13

© 2026 FuelCell Energy 1 Including investments in machinery, equipment, plant reconfigurations and related construction, tooling, labor, outsourcing of certain processes and inventory. 2 Investments to be made when supported by market demand Expansion to GW-Scale Manufacturing Expansion of Torrington facility to 500 MW underway now; GW-scale planning advancing as demand supports it 14 Expansion to 500 MW: Execution in Progress ▪ New high-volume tape caster installation on track ▪ Factory updated production layout design close to being finalized ▪ Plant flow / space optimization and automation upgrades underway ▪ Significant equipment RFQ and hiring in progress 1 GW+ New Factory: Planning in Progress2 Progress We have done this before: South Korea & Germany — we know how to localize final assembly, condition product in-market and scale manufacturing beyond our current footprint. Torrington expansion supports path to 500 MW of annualized production capacity.¹ ▪ Expedited annualized production rate to 100 MW. ▪ $200-$275 million in total spending planned by June 2028 to expand capacity to 500 MW. ▪ 90% U.S.-based supplier network; no rare-earth element reliance. Capital committed as market demand supports it; long-lead items already in the FY2026 plan. U.S.-based site selection in progress Distributed final-assembly centers near demand ▪ Torrington factory optimization ▪ Global assembly footprint ▪ Centralized core ▪ Replicable scale 1 GW+ annualized cell capacity target High volume centralized cell manufacturing core Automation first Replicable, scalable, line design

© 2026 FuelCell Energy 15 Global Execution: South Korea Repowering Revenues Korea Repowering: Deliveries and Revenue An established player in South Korea, FuelCell Energy is strongly positioned to support growing data center demand Full GGE Repowering Completed in Q3 FY2026 ▪ Customer: Gyeonggi Green Energy (GGE) ▪ Location: Hwaseong Baran Industrial Complex in South Korea ▪ Scope: 42 modules have been delivered to GGE since 2024, including the 6 modules in Q3 FY 2026 ▪ Financing: Supported by multi-million-dollar loans from the Export-Import Bank of the United States (EXIM) GGE, South Korea - one of the largest fuel cell parks in the world, established in 2013 FY ‘24 & 25 FY ‘26 Customer Prior 6 Quarters Actual Q1 Actual Q2 Actual Q3 Actual Q4 Estimate GGE # of modules 28 2 6 6 0 CGN1 # of modules - 2 0 0 6 Revenue $84M $12M $18M $18M $18M Celebrating completion of all 42 modules installed at GGE, South Korea 1 CGN: CGN-Yulchon Generation Co., Ltd.

© 2026 FuelCell Energy Project Pipeline Statistics Market Feedback trends ▪ Reached a pivotal milestone in FuelCell Energy's multi-year joint development agreement with ExxonMobil Technology and Engineering Company (EMTEC) — the first two carbon capture modules are now installed at ExxonMobil's Rotterdam, The Netherlands complex. ▪ Marks the first industrial-scale demonstration of the companies' jointly developed carbonate fuel cell carbon capture technology, advancing it from years of R&D into real-world operation. ▪ Expected to validate performance under commercial operating conditions, and support scalable solutions for hard-to-abate industries. ▪ Modular design supports GW-scale capacity ▪ Target market: large-scale industrial emitters and power producers. ▪ CO2 to be stored permanently under the North Sea via the Porthos project (operational 2027*). External Source Carbon Capture: ExxonMobil Rotterdam Demonstration * Source: https://www.porthosco2.nl/en/project 16 Unlike other carbon capture technologies, FuelCell Energy’s carbonate fuel cells natively capture CO 2 while simultaneously generating power, heat, and hydrogen — co-products that can lower the cost of capture Advancing Carbon Capture With ExxonMobil

© 2026 FuelCell Energy Financial Update 17

© 2026 FuelCell Energy (Amounts in millions, except per share amounts) 2026 2025 Total revenue $33.0 $46.7 Loss from Operations $(46.7) $(95.4) Net loss $(45.3) $(91.9) Net loss attributable to common stockholders $(45.3) $(92.5) Net loss per share attributable to common stockholders $(0.64) $(3.78) Adjusted EBITDA 1 $(36.7) $(16.4) Adjusted net loss per share attributable to common stockholders 1 $(0.64) $(0.95) 18 (FYE = 10/31) (Q3) Three Months Ended July 31 1 Reconciliations of Adjusted EBITDA and Adjusted net loss per share attributable to common stockholders to most directly comparable GAAP financial measures is included in the appendix. Q3 Fiscal 2026 Operating Performance

© 2026 FuelCell Energy $(5.1) $(24.5) $(90.2) $(22.2) Q3 2025 Q3 2026 19 54.5% 7.3% 26.7% 11.4% Product Service Generation Advanced Technologies $2.4 $3.8 $8.8 Gross Loss and Operating Expenses ($M) $18.0 Revenue ($M) Q3 Fiscal 2026 Financial Performance Gross Loss Operating Expenses

Q3 Fiscal 2026 Committed and Awarded Capacity Backlog

Committed and Awarded Capacity Backlog

	As of July 31,		
(Amounts in thousands)	2026	2025	Change
Committed Backlog			
Product	$ 108,865	$ 96,183	$ 12,682
Service	263,648	169,384	94,264
Generation	915,725	955,033	(39,308)
Advanced Technologies	7,772	24,254	(16,482)
Total Committed Backlog	$ 1,296,010	$ 1,244,854	$ 51,156
Awarded Capacity Backlog			
Product	$ 1,058,750	-	$ 1,058,750
Service	1,291,500	-	1,291,500
Total Awarded Capacity Backlog	$ 2,350,250	-	$ 2,350,250
Total Committed and Awarded Capacity Backlog	$ 3,646,260	$ 1,244,854	$ 2,401,406

Total Backlog ($B)
As of July 31,


3.6
2.35
1.24
1.24
1.29
2025
2026
Awarded Capacity Backlog
Committed Backlog

FuelCell Energy

Note: Committed Backlog represents definitive, non-cancelable agreements executed by the Company and its customers. Awarded Capacity Backlog represents commercial awards, capacity reservations, or similar customer commitments where the Company has been selected as the supplier and the parties are advancing toward execution of definitive agreements. Awarded Capacity Backlog is not included in Committed Backlog until definitive, non-cancelable agreements have been executed by both parties. Awarded Capacity Backlog is **not contracted backlog, firm order backlog or a guarantee of future revenue.**

© 2026 FuelCell Energy

20

Cash and Liquidity

Strong cash balance allows significant runway to pursue FuelCell Energy's AI/Data Center strategy

- $737.3M in total cash (including restricted cash and equivalents) as of July 31, 2026
- Net proceeds of ~$245.5M from sale of ~ 12.3M shares of the Company's common stock in an underwritten offering that closed on July 9, 2026[1]
- Net proceeds of ~$52.9M from sales of ~ 4.1 million shares of the Company's common stock under the Company's Open Market Sale Agreement[2]

Takeaway: manufacturing expansion plan is fully funded



Cash and Equivalents ($M)
Sequential Quarters
$440.9
67.7
373.2
$737.3
79.2
658.1
4/30/26
7/31/26
Restricted
Unrestricted

FuelCell Energy

[1] Shares were sold at a sale price to the public of $21.00 per share.
[2] The shares were sold under the Company's Open Market Sale Agreement, as amended, at an average sale price of $13.31 per share.

© 2026 FuelCell Energy
21

© 2026 FuelCell Energy Appendix 22

© 2026 FuelCell Energy Non-GAAP Financial Measures Financial results are presented in accordance with accounting principles generally accepted in the United States (“GAAP”). Ma nagement also uses non-GAAP measures to analyze and make operating decisions on the business. Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted net loss attributable to common stockholders and Adjusted net loss per share attributable to common stockholders are non-GAAP measures of operations and operating performance by the Company. These supplemental non-GAAP measures are provided to assist readers in assessing operating performance. Management believes EBITDA, Adjusted EBITDA, Adjusted net loss attributable to common stockholders and Adjusted net loss per share attributable to common stockholders are useful in assessing performance and highlighting trends on an overall basis. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, impairment and restructuring expenses, unrealized non-cash gain on natural gas derivative contracts and other unusual items, which are considered either non-cash or non-recurring. Adjusted net loss attributable to common stockholders and Adjusted net loss per share attributable to common stockholders differ from the most comparable GAAP measures, Net loss attributable to common stockholders and Net loss per share attributable to common stockholders, primarily because they do not include stock-based compensation, impairment and restructuring expenses, unrealized non-cash gain on natural gas derivative contracts and other unusual items, which are considered either non-cash or non-recurring. While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to differences in the exact method of calculation. The Company’s non -GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. 23

© 2026 FuelCell Energy 24 (1) Includes depreciation and amortization on our Generation portfolio of $7.0 million and $7.7 million for the three months ended July 31, 2026 and 2025, respectively, and $24.6 million and $24.4 million for the nine months ended July 31, 2026 and 2025, respectively. (2) Other income, net includes gains and losses from transactions denominated in foreign currencies, interest rate swap income earned from investments and other items incurred periodically, which are not the result of the Company’s normal business opera tions. (3) The Company recorded mark-to-market net gains of $1.9 million and $1.0 million for the three months ended July 31, 2026 and 2025, respectively, and mark-to-market net gains of $0.7 million and $2.0 million for the nine months ended July 31, 2026 and 2025, respectively, related to natural gas purchase contracts as a result of net settling certain natural gas purchases under previous normal purchase normal sale contract designations, which resulted in a change to mark-to-market accounting. These gains are classified as Generation cost of sales. (4) The Company recorded a non-cash impairment expense of $42.6 million for the nine months ended July 31, 2026 related to the Company’s decision to upgrade the equipment at the Groton Project to utilize three of the Company’s standard 2.5 MW FCE Blocks , and a non-cash impairment expense of $64.5 million for the three and nine months ended July 31, 2025 related to the Company's prior investments in solid oxide technology, related goodwill and in-process research and development intangible assets, property, plant and equipment and solid oxide inventory. GAAP to Non-GAAP Reconciliation The following table calculates EBITDA and Adjusted EBITDA and reconciles these figures to the GAAP financial statement measure Net loss

© 2026 FuelCell Energy 25 (1) The Company recorded mark-to-market net gains of $1.9 million and $1.0 million for the three months ended July 31, 2026 and 2025, respectively, and mark-to-market net gains of $0.7 million and $2.0 million for the nine months ended July 31, 2026 and 2025, respectively, related to natural gas purchase contracts as a result of net settling certain natural gas purchases under previous normal purchase normal sale contract designations, which resulted in a change to mark-to-market accounting. These gains are classified as Generation cost of sales. (2) The Company recorded a non-cash impairment expense of $42.6 million for nine months ended July 31, 2026 related to the Company’s decision to upgrade the equipment at the Groton Project to utilize three of the Company’s standard 2.5 MW FCE Blocks, and a non-cash impairment expense of $64.5 million for the three and nine months ended July 31, 2025 related to the Company's prior investments in solid oxide technology, related goodwill and in-process research and development intangible assets, property, plant and equipment and solid oxide inventory. The following table calculates Adjusted net loss attributable to common stockholders and reconciles that figure to the GAAP financial statement measure Net loss attributable to common stockholders and calculates Adjusted net loss per share attributable to common stockholders. GAAP to Non-GAAP Reconciliation

© 2026 FuelCell Energy Note: Quarters shown are fiscal quarters for fiscal years ending October 31st .. Service Business Profile for Module Replacement Projects with LTSA Size of Plant (MW) Module Replacement Quantity Est. Date of Next Module Replacement United Illuminating - Glastonbury 2.8 2 Q4-2026 United Illuminating - Seaside 2.8 2 Q1-2027 E.ON - Friatec 1.4 1 Q1-2027 E.ON - Radisson 0.4 1 Q1-2028 Pepperidge Farm - 1 1.4 1 Q2-2028 Pepperidge Farm - 2 1.4 1 Q3-2028 KOSPO 2.5 2 Q2-2028 KOSPO 2.5 2 Q1-2029 KOSPO 2.5 2 Q3-2029 United Illuminating - Woodbridge 2.2 2 Q1-2030 KOSPO 2.5 2 Q1-2030 KOSPO 10 8 Q2-2030 Trinity College 1.4 1 Q2-2030 KOSPO 2.5 2 Q3-2030 Noeul Green Energy 20 16 Q4-2030 Total under LTSA 56.3 45 ▪ Near term replacement activities remain limited before 2028 ▪ Module life cycles around mid-life driving expectation of ramped replacement activities in next 3-4 years ▪ Utility scale Korea installs maintain projection of 34 restacks between mid-2028 and Q4 2030 26

FuelCell Energy Owned U.S. Generation Portfolio Overview

On-Balance Sheet Generation Operating Portfolio as of July 31, 2026

Project Name	Power Off-Taker	Location	Rated Capacity[1] (MW)	Actual Commercial Operation Date [2]	PPA Term (Years)
Central CT State University ("CCSU")	CCSU (CT University)	New Britain, CT	1.4	Q2 '12	15
Riverside Regional Water Quality Control Plant	City of Riverside (CA Municipality)	Riverside, CA	1.4	Q4 '16	20
Pfizer, Inc.	Pfizer, Inc.	Groton, CT	5.6	Q4 '16	20
Santa Rita Jail	Alameda County, California	Dublin, CA	1.4	Q1 '17	20
Bridgeport Fuel Cell Project	Connecticut Light and Power (CT Utility)	Bridgeport, CT	14.9	Q1 '13	15
Tulare BioMAT	Southern California Edison (CA Utility)	Tulare, CA	2.8	Q1 '20	20
San Bernardino	San Bernardino Municipal Water Dept.	San Bernardino, CA	1.4	Q3 '21	20
LIPA Yaphank Project	PSEG/LIPA, LI NY (Utility)	Long Island, NY	7.4	Q1 '22	20
Groton Project[1]	CMEEC (CT Electric Co-op)	Groton, CT	7.4	Q1 '23	20
Toyota	Toyota, Southern California Edison	Long Beach , CA	2.3	Q1' 24	20/7[3]
Derby - CT RFP-2	Eversource/United Illuminating (CT Utilities)	Derby, CT	14.0	Q1' 24	20
Derby (SCEF)	Eversource/United Illuminating (CT Utilities)	Derby, CT	2.8	Q1' 24	20
Total MW Operating			62.8		

[1] Rated capacity is the platform's design rated output as of the date of initiation of commercial operations, except with respect to the Groton Project which did not achieve its design rated output of 7.4 MW until December 2023. As of July 31, 2026, the Groton Project was not operating pending an equipment upgrade. The Company has elected to upgrade the equipment at the Groton Project to utilize three of its 2.5 MW FCE blocks. It is expected that such upgrade will be completed in fiscal year 2027.
[2] Quarters for Actual Commercial Operation Date refer to FuelCell Energy fiscal quarters.
[3] The Company began operating the Toyota project in the first quarter of fiscal year 2024 under a 20-year hydrogen production and power purchase agreement with Toyota (the "Toyota HPPA"), which provides for the sale of hydrogen and power to Toyota's Long Beach site and remains in effect. Power was also delivered to the California grid under a separate PPA with Southern California Edison ("SCE") under California's Bioenergy Market Adjusting Tariff ("BioMAT") program. This PPA was replaced, effective July 1, 2026 with a new PPA with SCE on the standard offer contract form for qualifying facilities of 20 MW or less. The term of the new PPA with SCE is 84 months. No termination consideration was paid or received in connection with the termination of the prior PPA. The seven-year term reflected in the table above is the term of the SCE PPA; the Toyota HPPA term is 20 years.

FuelCell Energy
© 2026 FuelCell Energy
27

© 2026 FuelCell Energy Thank You Investor Relations: ir@fce.com 28